Property and Equipment	3 Months Ended
Apr. 30, 2012
Property and Equipment
Property and Equipment

(5) Property and Equipment

        Property and equipment are stated at cost, net of accumulated depreciation and amortization. These assets are depreciated and amortized using the straight line method over their estimated useful lives. Property and equipment consisted of the following:

	January 31,
			April 30, 2012
(in thousands)	2011	2012
			(Unaudited)
Computer equipment and software	$4,144	$10,712	$12,177
Furniture and fixtures	1,102	1,964	2,180
Leasehold improvements	731	1,903	1,934

	5,977	14,579	16,291
Less: accumulated depreciation and amortization	(3,559)	(5,660)	(6,591)

	$2,418	$8,919	$9,700

        Depreciation and amortization expense was $0.9 million, $1.0 million and $2.1 million for fiscal 2010, 2011 and 2012, respectively. Depreciation and amortization expense was $0.3 million and $0.9 million for the three months ended April 30, 2011 and 2012, respectively.